                                                                   EXHIBIT 10.10


                  FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     This First Amendment to Asset Purchase Agreement (the "Amendment") is made as of August 25, 1998 by and among Advanced Radio Telecom Corp., a Delaware corporation ("ART") and Astrolink Communications, Inc., a Delaware corporation ("Seller").

                                    RECITALS
                                    --------

     1. ART and Seller are parties to a certain Asset Purchase Agreement dated as of July 2, 1998 (the "Asset Purchase Agreement"). Capitalized terms used in this Amendment without definition shall have the same meaning as in the Asset Purchase Agreement.

     2.  The parties wish to amend the Asset Purchase Agreement by deleting from
Schedule 1.1 thereto the Columbus, Ohio pending license and adjusting the geographic coordinates and allocated shares for Sante Fe, New Mexico.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto agree as follows:

     1.  Pending Licenses.  Schedule 1.1 is amended and restated as Schedule
         ----------------
1.1A by (a) deleting Columbus, Ohio from the listed pending licenses; (b) revising the minimum latitude for Sante Fe, New Mexico to 36-00-00; and (c) changing the number of shares fro Sante Fe, New Mexico to 1,777. All references in the Asset Purchase Agreement to "Schedule 1.1" shall be deemed to be references to Schedule 1.1A, which is attached hereto and hereby made part of this Amendment.

     2.  Ratification.  Except as modified by this Amendment, the Asset Purchase
         ------------
Agreement is hereby ratified and reconfirmed in all respects.

     3.  Counterparts.  The Amendment may be executed simultaneously in one or
         ------------
more counterparts hereof, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     4.  Effectiveness.  This Amendment shall be effective upon execution by ART
         -------------
and the Seller.

     The foregoing Amendment is hereby executed as of the date first above written.


                              ADVANCED RADIO TELECOM CORP.

                           By:
                              ---------------------------------------
                              Name:
                              Title:


                              ASTROLINK COMMUNICATIONS, INC.

                           By:
                              ---------------------------------------
                              Name:
                              Title:

                             SCHEDULE 1.1A - ASSETS
                             ----------------------

AUTHORIZATIONS

---------------------------------------------------------------------------------
                                       Maximum   Maximum     Minimum    Minimum
Owner        Location      Call Sign   Latitude  Longitude   Latitude   Longitude
-----        --------      ---------   --------  ---------   --------   ---------
---------------------------------------------------------------------------------
Astrolink    Anchorage,    WPNI225     61-45-55  149-30-00   60-00-00   148-00-00
             AK
---------------------------------------------------------------------------------
Astrolink    Baton         WPJD370     31-00-00   91-55-00   30-00-00    90-55-00
             Rouge, LA
---------------------------------------------------------------------------------
Astrolink    Bellingham,   WPJD371     49-00-00  122-45-00   48-15-00   121-45-00
             WA
---------------------------------------------------------------------------------
Astrolink    Biloxi-       WPJD369     31-00-00   89-20-10   30-00-00    87-55-10
             Gulfport, MS
---------------------------------------------------------------------------------
Astrolink    Fargo, ND     WPNH556    47-15-000   97-00-00   46-15-00    96-00-00
---------------------------------------------------------------------------------
Astrolink    Greenville-   WPNE693     35-20-00   82-45-00   34-20-00    81-30-00
             Spartanburg,
             SC
---------------------------------------------------------------------------------
Astrolink    Monterey,     WPNE200     36-47-27  122-00-00   36-00-00   121-30-00
             CA
---------------------------------------------------------------------------------
Astrolink    Palm Springs  WPJD368     34-20-00  117-00-00   33-40-15   116-00-00
---------------------------------------------------------------------------------
Astrolink    Santa         WPNE692     35-00-00  120-00-00   34-00-00   119-14-00
             Barbara, CA
---------------------------------------------------------------------------------

PENDING LICENSES


-----------------------------------------------------------------------------------
             City,    Channel   Maximum    Maximum     Minimum    Minimum
Applicant    State    Number    Latitude   Longitude   Latitude   Longitude  Shares
---------    -----    -------   --------   ---------   --------   ---------  ------
-----------------------------------------------------------------------------------
Astrolink    Austin,  14A/14B   30-50-15   98-18-49    29-45-20   97-09-35   39,288
             TX
-----------------------------------------------------------------------------------
Astrolink    Santa    7A/7B     36-50-00   106-30-00   36-00-00   105-30-00   1,777
             Fe, NM
-----------------------------------------------------------------------------------

                                      -3-